UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2022

Virtual Interactive Technologies Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-190265	36-4752858
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

600 17th Street, Suite 2800 South

Denver, CO 80202

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:   (303) 228-7120

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On October 26, 2022 the Company entered into a Consulting Agreement with Angel Marketing, LLC and Kalmia, LLC (collectively the “Consultants”). Pursuant to the Agreement, the Consultants will, among other things, create a customized positive investment image for the Company and communicate that image to the investment community including, but not limited to, individual investors, family offices, institutional investors, hedge and other funds, broker dealers, equity trading firms and the public at large.

As part of these services the Consultants will:

●	arrange meetings and conference calls with retail brokers, special situation funds and institutions,

●	sponsor non-deal road shows for the Company with investment banks to target both retail and institutional investors, and

●	secure invitations to industry conferences for Company to make presentations.

In consideration for these services, the Company will issue to the Consultants:

●	200,000 restricted shares of the Company’s common stock;

●	a warrant which will allow the Consultants to purchase 200,000 shares of the Company’s common stock at any time on or before October 26, 2023 at a price of $1.00 per share; and

●	a warrant which will allow the Consultants to purchase 200,000 shares of the Company’s common stock at any time on or before October 26, 2024 at a price of $1.00 per share.

The Company will also pay the Consultants $10,000 per month during the twelve month period beginning November 1, 2022.

Item 3.02.	Unregistered Sale of Equity Securities.

The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the securities described in Item 1.01 of this report. The persons who acquired these securities were sophisticated investors and were provided full information regarding the Company’s operations. There was no general solicitation in connection with the issuance of the securities described in Item 1.01 of this report. The persons who acquired these securities acquired them for their own accounts. The certificates representing these securities will bear restricted legends providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2022
Virtual Interactive Technologies Corp.

	By:	/s/ Janelle Gladstone
Janelle Gladstone, Authorized Officer
Chief Financial Officer